EXHIBIT 32.1
                                                                  ------------


                         HOLLINGER INTERNATIONAL INC.
               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-K/A of Hollinger International Inc. (the "Registrant") for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:    May 1, 2006                       /s/ Gordon A. Paris
                                           -----------------------------------
                                           Name:    Gordon A. Paris
                                           Title:   Chairman and President and
                                                    Chief Executive Officer